                                                                    Exhibit 99.1
[PEOPLESUPPORT LOGO]
--------------------------------------------------------------------------------

NEWS RELEASE



PEOPLESUPPORT REPORTS THIRD QUARTER 2004 RESULTS

        -       Quarterly revenue up 55% over Q3 2003 and 14% over Q2 2004


        LOS ANGELES, CA (November 3, 2004) -- PeopleSupport, Inc. (NASDAQ:
PSPT), an offshore business process outsourcing (BPO) provider that offers customer management and accounts receivable management services for U.S.-based clients from its facilities in the Philippines, today reported financial results for its third quarter ended September 30, 2004.

        PeopleSupport reported revenues of $11.9 million for the third quarter of 2004, an increase of 55% over the third quarter of 2003 and 14% over the second quarter of 2004. Net income calculated in accordance with generally accepted accounting principles (GAAP) for the third quarter of 2004 was a net loss of $2.7 million, or $(1.28) per diluted share, which includes certain significant expenses discussed below, as compared with net income of $2.0 million, or $0.16 per diluted share, for the third quarter of 2003, and net income of $1.3 million, $0.09 per diluted share, for the second quarter of 2004.

        Net income is calculated in accordance with GAAP and includes certain charges that PeopleSupport considers to be significant and outside the ordinary course of business. These charges included: a charge of $4.8 million in the third quarter of 2004 resulting from the company's obligation to make payments to senior management and more than 150 other key employees under its 2002 management incentive plan in connection with the company's initial public offering (IPO), and certain non-cash, stock-based compensation charges relating to stock options granted in prior periods. If these charges were excluded, PeopleSupport would have realized net income from operations on a non-GAAP or "pro forma" basis of $2.4 million, or $0.18 per diluted share, for the third quarter of 2004, as compared with $2.1 million, or $0.16 per diluted share, in the third quarter of 2003, and $1.8 million, or $0.13 per diluted share, in the second quarter of 2004. See "Use of Non-GAAP Measures" included in the accompanying tables for a more detailed explanation of the company's use of non-GAAP measures, as well as a discussion of the most directly comparable GAAP measures and the related reconciliation of these financial measures. Management uses these pro forma measures of profitability to manage and evaluate the company's business operations and overall financial performance. These excluded charges are significant in the periods reported but management believes are not characteristic of PeopleSupport's underlying business operations.

        PeopleSupport reported revenues of $31.9 million for the first nine months of 2004, an increase of 49% over the same period in 2003. Net income calculated in accordance with GAAP for the first nine months of 2004 was $0.4 million, or $0.03 per diluted share, as compared with $4.9 million, or $0.40 per diluted share, for the first nine months of 2003.

        Excluding the significant charges discussed above, PeopleSupport would have realized net income from operations on a non-GAAP or "pro forma" basis of $6.4 million for the first nine months of 2004, or $0.46 per diluted share, as compared with $4.9 million, or $0.40 per diluted share, for the same period in 2003.

        "We are very pleased with our results for the third quarter of 2004," said Lance Rosenzweig, PeopleSupport's Founder, Chairman and Chief Executive Officer. "Our revenues increased to a record $11.9 million, marking the ninth consecutive quarter of revenue growth. We showed solid improvement in operating performance while continuing to build a world-class offshore BPO delivery platform. We hired 343 net new employees in the third quarter, increasing the size of our workforce to 3,258 employees at the end of the quarter."

        PeopleSupport's Chief Financial Officer, Caroline Rook, commented, "Over the first nine months of 2004, we increased staffing and made $6.7 million of capital investments in our four BPO facilities in the Philippines, including expansion of our Cebu facility and adding a new Manila facility compare with $1.6 million capital spent in the same period in 2003."

BUSINESS OUTLOOK

        "Looking forward," said Lance Rosenzweig, "we see many exciting opportunities to leverage our high quality BPO operations and services delivery platform. Our objective is to continue to expand our position as a leader in the fast growing Philippine offshore BPO space through client growth and by adding new services in new markets. In the near term, we intend to continue to invest in building our infrastructure," said Lance Rosenzweig.

        For the fourth quarter of 2004, the company expects revenue to be between $11.5 million and $12.2 million, or approximately 40% above the prior year. Pro-forma fourth quarter net income, excluding management incentive plan and stock based compensation charges, is expected to be in the range of $1.2 million to $1.9 million, and this includes estimated public company costs for the first time, which we expect to be approximately $0.5 million quarterly. Accordingly, pro forma diluted earnings per share for the fourth quarter of 2004 are expected to be between $0.06 and $0.10. In total, the management incentive plan charges are expected to be $6.3 million, of which we expensed $4.8 million in the third quarter of 2004, and expect $0.6 million expensed in the fourth quarter of 2004, and the remaining $0.9 million expensed through 2007. The remaining non-cash stock based compensation charges relating to option grants prior to the IPO is expected to be a $0.4 million expense in the fourth quarter of 2004, and $1.7 million expected to be expensed over the remaining vesting period ending in early 2008.

CONFERENCE CALL WITH MANAGEMENT


        PeopleSupport's executive management will host a conference call for investors and all interested parties today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). The call will be broadcast over the Internet. To listen to the event via the Internet, please follow the instructions that will be available on the investor relations section of PeopleSupport's website at www.peoplesupport.com. A replay of the conference call will be available on the company's website for an extended period of time.

ABOUT PEOPLESUPPORT

        PeopleSupport, Inc. (Nasdaq: PSPT), is an offshore business process outsourcing (BPO) provider that offers customer management services for U.S.-based clients from its facilities in the Philippines. PeopleSupport also provides accounts receivable management services and is planning to provide other back office management services. PeopleSupport is one of the largest outsourced service providers in the Philippines based on the size of its workforce, with over 3,200 college-educated, fluent English speaking Philippine personnel. Headquartered in Los Angeles, California, PeopleSupport provides services to clients in a variety of industries, including travel and hospitality, technology, telecommunications, retail, consumer products and financial services. For more information, visit www.peoplesupport.com.

FOR FURTHER INFORMATION:

Peter Hargittay
Investor Relations
PeopleSupport, Inc.
310.824.6182 (T)
310.824.6299 (F)
phargittay@peoplesupport.com
www.peoplesupport.com

FORWARD LOOKING STATEMENT

        Certain statements in this press release, including without limitation, those related to anticipated earnings for the year ending on December 31, 2004, forecasts of future earnings and earnings per share, anticipated revenue for the year ending December 31, 2004, expectations regarding expenses, industry and company trends, and market opportunities are forward looking. The company generally identifies forward-looking statements by using such terms as "may", "will," "could," "should," "potential," "continue," "expect," "intend," "plan," "estimate," "anticipate," "believe," or similar phrases or the negatives of such terms. The company bases these statements on management's beliefs as well as assumptions using information currently available. Risks and uncertainties exist that may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include: the company's dependence on a limited number of clients; negative public reaction to offshore outsourcing and the effect of recently proposed legislation; unanticipated technological changes and requirements, including changes that reduce the demand for the company's services; competitive conditions in the markets the company serves; the company's ability to manage growth; risks associated with operations in the Philippines; changes in government regulations; and other risks identified from time-to-time in the company's SEC filings. These forward-looking statements represent estimates and assumptions only as of the date they are made. The company undertakes no obligation to update or revise these forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made. You should, however, review the factors and risks described in reports and registration statements that the company files from time to time with the SEC.

USE OF NON-GAAP MEASURES

        The company uses certain financial measures of performance derived from consolidated financial information that are not prepared in accordance with generally accepted accounting principles, or GAAP, and are considered "non-GAAP financial measures" under SEC rules. These non-GAAP measures include net income and net income per share before significant items that management considers outside the ordinary course of business, including required payments under the company's 2002 management incentive plan in connection with its IPO, and non-cash stock-based compensation charges relating to options granted prior to the IPO. The company uses this information to supplement its consolidated financial statements presented in accordance with GAAP. In management's opinion, the adjustments described above are significant in the period and not indicative of ongoing operating performance for the following principal reasons: (i) payments under the management incentive plan were made in connection with the company's IPO; and (ii) post-IPO the company does not plan to grant any options with an exercise price that is less than fair market value and does not expect to incur stock-based compensation charges other than charges that will be amortized over the next 3.5 years and relate to options granted in prior periods. Management anticipates that these pre-IPO compensation charges will decrease over time. The company currently anticipates incurring charges related to payments under the management incentive plan and stock-based compensation charges of approximately $1.0 million in the fourth quarter of 2004, and approximately $0.1 million to $0.3 million per quarter in subsequent years through early 2008. Management internally evaluates operating performance, in part, for historical and planning purposes by excluding these charges.

        Management believes these non-GAAP measures provide investors a useful comparison of period-to-period trends in the company's core business. Management also uses these measures, and believes it is useful to investors, for evaluating growth relative to that of the company's publicly reporting competitors. You should not construe the presentation of non-GAAP measures as an indication that the company's future results will be unaffected by charges management considers to be outside the ordinary course of business. Additionally, non-GAAP measures have limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analyzing results reported under GAAP. For example, net income and net income per share before the above-described material charges that management considers outside the ordinary course of business do not reflect the impact of payments under the company's management incentive plan. Management compensates for these limitations by relying primarily on GAAP results and using these non-GAAP measures only as a supplemental measure. The accompanying tables include more information on GAAP financial measures that are most directly comparable to the non-GAAP measures we use and the reconciliations between these financial measures.

                      PEOPLESUPPORT, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                THREE MONTHS ENDED               NINE MONTHS ENDED
                                                                    SEPTEMBER 30,                    SEPTEMBER 30,
                                                               ------------------------      ---------------------------
                                                                  2004            2003           2004            2003
                                                              (unaudited)     (unaudited)    (unaudited)      (unaudited)
                                                               --------        --------        --------        --------
Revenues                                                       $ 11,936        $  7,720        $ 31,932        $ 21,449
Cost of revenues (exclusive of depreciation shown below)          6,606           3,064          17,155           9,123
Selling, general and administrative                               2,306           1,520           6,727           4,531
Depreciation and amortization                                     1,049             684           2,893           2,456
Management incentive plan                                         4,786              --           4,786              --
Restructuring charges                                                --             366             (22)            366
                                                               --------        --------        --------        --------

   Income (loss) from operations                                 (2,811)          2,086             393           4,973
                                                               --------        --------        --------        --------
Interest expense                                                     --              --              --               2
Interest income                                                     (24)            (20)            (57)            (54
Other expense (income)                                               (1)              5               4              (6
                                                               --------        --------        --------        --------

Income (loss) before provision for income taxes                  (2,786)          2,101             446           5,031
Provision (benefit) for income taxes                                (56)             59              47             140
                                                               --------        --------        --------        --------

Net income (loss)                                                (2,730)          2,042             399           4,891
Foreign currency translation adjustment                              (5)             (2)              1              --
                                                               --------        --------        --------        --------

Comprehensive income (loss)                                    $ (2,735)       $  2,040        $    400        $  4,891
                                                               ========        ========        ========        ========

Basic earnings (loss) per share                                $  (1.28)       $   0.81        $   0.17        $   1.93
Diluted earnings (loss) per share                              $  (1.28)       $   0.16        $   0.03        $   0.40
Basic weighted average shares outstanding                         2,136           2,533           2,330           2,533
Diluted weighted average shares outstanding                       2,136          12,464          13,878          12,281

                      PEOPLESUPPORT, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                                SEPTEMBER 30,    DECEMBER 31,
                                                                                   2004            2003
                                                                                -------------    -----------
                                                                                (UNAUDITED)
ASSETS
Current assets:
   Cash and cash equivalents                                                     $ 10,979        $ 12,151
   Restricted short-term cash equivalent                                              512             101
   Accounts receivable, net of allowance for doubtful accounts of $582              7,020           2,476
   (unaudited) and $553
   Investment in receivable portfolios                                                127             622
   Prepaid expenses and other current assets                                        1,040           1,217
                                                                                 --------        --------
 Total current assets                                                              19,678          16,567
Property and equipment, net                                                         8,616           4,829
Restricted long-term cash equivalent                                                   --             550
Deferred offering costs                                                             3,000              --
Deferred compensation costs                                                           845              --
Other long term assets                                                              1,028             589
                                                                                 --------        --------
Total assets                                                                     $ 33,167        $ 22,535
                                                                                 ========        ========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable                                                               $  2,733        $  1,031
  Accrued liabilities                                                               4,522           2,478
  Management incentive plan obligation                                              4,786              --
  Deferred revenue                                                                  1,883           1,235
  Reserve for restructuring                                                            --              25
                                                                                 --------        --------
 Total current liabilities                                                         13,924           4,769
                                                                                 --------        --------
 Management incentive plan obligation                                                 845              --
 Deferred rent                                                                        270             267
                                                                                 --------        --------
Total liabilities                                                                  15,039           5,036
                                                                                 --------        --------

Commitments and contingencies

Redeemable convertible preferred stock, $.003 par value; authorized 11,227 shares:
   Convertible Series A preferred stock --- $.003 par value; designated
   712 shares; 712 shares issued and outstanding at September 30, 2004 and December 31, 2003, liquidation preference over common
   stockholders of $1,302 ....................................................      1,286           1,286
   Convertible Series B preferred stock --- $.003 par value; designated
   3,848 shares; 3,311 shares issued and outstanding at September 30,
   2004 and 2,239 at December 31, 2003, liquidation preference over
   common stockholders of $6,134 .............................................      6,255           6,098
   Convertible Series C preferred stock --- $.003 par value; designated
   3,289 shares; 3,289 shares issued and outstanding at September 30,
   2004 and December 31, 2003, liquidation preference over common
   stockholders of $17,571 ...................................................     17,515          17,515
   Convertible Series D preferred stock --- $.003 par value; designated
   3,378 shares; 3,149 shares issued and outstanding at September 30,
   2004 and December 31, 2003, liquidation preference over common
   stockholders of $49,268 ...................................................     49,211          49,211

Stockholders' equity (deficit)

   Common stock, $.003 par value; authorized 16,975 shares; 2,134 and
   2,536 shares issued and outstanding at September 30, 2004 and
   December 31, 2003, respectively ...........................................          6               7

   Additional paid-in capital                                                       6,691           6,399
   Accumulated deficit                                                            (60,968)        (61,367)
   Accumulated other comprehensive income                                             225             224
   Deferred stock compensation                                                     (2,093)         (1,874)
                                                                                 --------        --------
Total stockholders' equity (deficit)                                              (56,139         (56,611)
                                                                                 --------        --------
Total liabilities, preferred stock and stockholders' equity (deficit)            $ 33,167        $ 22,535
                                                                                 ========        ========

                      PEOPLESUPPORT, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                        NINE MONTHS ENDED
                                                                                         SEPTEMBER 30,
                                                                                     ----------------------
                                                                                      2004            2003
                                                                                    --------        --------
                                                                                           (UNAUDITED)
OPERATING ACTIVITIES:
Net income                                                                          $    399        $  4,891
Adjustments to reconcile net income to net cash provided by (used in)
operating activities:
   Depreciation and amortization                                                       2,893           2,456
   Provision for doubtful accounts                                                        29             291
   Stock-based compensation                                                            1,367              14
   Non-cash restructuring charges                                                         --             283
   Reduction of excess accrual for restructuring                                         (22)             --
Changes in operating assets and liabilities:
   Accounts receivable                                                                (4,574)           (415)
   Prepaid expenses and other assets                                                     167            (136)
   Other long term assets                                                               (444)           (129)
   Accounts payable and accrued liabilities                                            1,983             969
   Management incentive plan                                                           4,786              --
   Deferred revenue                                                                      648             207
   Cash payments on restructuring reserve                                                 (3)           (327)
                                                                                    --------        --------

Net cash provided by operating activities                                              7,229           8,104

INVESTING ACTIVITIES:
Purchases of receivable portfolios                                                        --            (346)
Collections applied to principal of receivable portfolios                                495              16
Purchase of property and equipment                                                    (6,671)         (1,608)
Restricted cash equivalent                                                               139             351
                                                                                    --------        --------

Net cash used in investing activities                                                 (6,037)         (1,587)

FINANCING ACTIVITIES:
Payments of capital lease obligation                                                      --             (59)
Repayments of note payable                                                                --            (166)
Repurchase of common stock                                                            (1,350)             --
Proceeds from the exercise of warrants to purchase redeemable preferred stock            157              --
Deferred offering costs                                                               (1,227)             --
Proceeds from the exercise of stock options                                               55              --
                                                                                    --------        --------

Net cash used in financing activities                                                 (2,365            (225)
Effect of exchange rate changes on cash                                                    1               3
                                                                                    --------        --------

Net increase (decrease) in cash and cash equivalents                                  (1,172           6,295
Cash and cash equivalents, beginning of year                                          12,151           5,179
                                                                                    --------        --------

Cash and cash equivalents, end of period                                            $ 10,979        $ 11,474
                                                                                    ========        ========


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   Interest paid for the period                                                     $     --        $      2
   Taxes paid for the period                                                             392              15
                                                                                    ========        ========

                      PEOPLESUPPORT, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)


                                                 (GAAP)                  ADJUSTMENTS RELATING TO                    (NON-GAAP)
                                            ------------------   ----------------------------------------    ---------------------
                                            NINE MONTHS ENDED        MANAGEMENT          NON-CASH STOCK          NINE MONTHS ENDED
                                            SEPTEMBER 30, 2003     INCENTIVE PLAN      BASED COMPENSATION        SEPTEMBER 30, 2003
                                            -------------------  -----------------  ---------------------    ----------------------
Revenues                                              $ 21,449                                                            $ 21,449
Cost of Revenues (exclusive of depreciation              9,123                                      $ (7)                    9,116
shown below)
Selling, general and administrative                      4,531                                        (7)                    4,524
Depreciation and amortization                            2,456                                                               2,456
Management incentive plan                                    -                                                                   -
Restructuring charges                                      366                                                                 366
                                                      --------                                                            --------

Income from operations                                   4,973                                                               4,987
                                                      --------                                                            --------

Interest expense                                             2                                                                   2
Interest income                                            (54)                                                                (54)
Other expense (income)                                      (6)                                                                 (6)
                                                      --------                                                            --------

Income before provision from income taxes                5,031                                                               5,045

Provision for income taxes                                 140                                                                 140
                                                      --------                                                            --------

Net income                                             $ 4,891                                                             $ 4,905
                                                       ======                                                              =======

Basic earnings per share                                $ 1.93                                                              $ 1.94
Diluted earnings per share                              $ 0.40                                                              $ 0.40

Basic weighted average shares outstanding                2,533                                                               2,533
Diluted weighted average shares outstanding             12,281                                                              12,281



                                                     (GAAP)                  ADJUSTMENTS RELATING TO                    (NON-GAAP)
                                                ------------           -------------------------------------      -----------------
                                                NINE MONTHS ENDED        MANAGEMENT          NON-CASH STOCK        NINE MONTHS ENDED
                                                SEPTEMBER 30, 2004     INCENTIVE PLAN      BASED COMPENSATION     SEPTEMBER 30, 2004
                                                ------------------     --------------      ------------------     ------------------
Revenues                                              $ 31,932                                                            $ 31,932
Cost of Revenues (exclusive of depreciation             17,155                                    $ (444)                   16,711
shown below)
Selling, general and administrative                      6,727                                      (923)                    5,804
Depreciation and amortization                            2,893                                                               2,893
Management incentive plan                                4,786           $ (4,786)                                               -
Restructuring charges                                      (22)                                                                (22)
                                                      --------                                                            --------

Income from operations                                     393                                                               6,546
                                                      --------                                                            --------

Interest expense                                             -                                                                   -
Interest income                                            (57)                                                                (57)
Other expense (income)                                       4                                                                   4
                                                      --------                                                            --------

Income before provision from income taxes                  446                                                               6,599

Provision/(benefit) for income taxes                        47                124                                              171
                                                      --------                                                            --------

Net income                                                 399                                                             $ 6,428
                                                      =======                                                              =======

Basic earnings per share                                $ 0.17                                                              $ 2.76
Diluted earnings per share                              $ 0.03                                                              $ 0.46

Basic weighted average shares outstanding                2,330                                                               2,330
Diluted weighted average shares outstanding             13,878                                                              13,878

                      PEOPLESUPPORT, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)


                                                  (GAAP)                  ADJUSTMENTS RELATING TO                   (NON-GAAP)
                                            --------------------    -------------------------------------       --------------------
                                            THREE MONTHS ENDED        MANAGEMENT      NON-CASH STOCK BASED      THREE MONTHS ENDED
                                            SEPTEMBER 30, 2003      INCENTIVE PLAN        COMPENSATION          SEPTEMBER 30, 2003
                                            ------------------      --------------    --------------------      ------------------
Revenues                                               $ 7,720                                                              $ 7,720
Cost of Revenues (exclusive of
  depreciation                                           3,064                                      $ (6)                     3,058
shown below)
Selling, general and administrative                      1,520                                        (6)                     1,514
Depreciation and amortization                              684                                                                  684
Management incentive plan                                    -                                                                    -
Restructuring charges                                      366                                                                  366
                                                       -------                                                              -------

Income from operations                                   2,086                                                                2,098
                                                       -------                                                              -------

Interest expense                                             -                                                                    -
Interest income                                            (20)                                                                 (20)
Other expense (income)                                       5                                                                    5
                                                       -------                                                              -------

Income before provision from income
  taxes                                                   2,101                                                                2,113

Provision for income taxes                                  59                                                                   59
                                                       -------                                                              -------

Net income                                             $ 2,042                                                              $ 2,054
                                                       =======                                                              =======

Basic earnings per share                                $ 0.81                                                               $ 0.81
Diluted earnings per share                              $ 0.16                                                               $ 0.16

Basic weighted average shares
  outstanding                                            2,533                                                                2,533
Diluted weighted average shares
  outstanding                                           12,464                                                               12,464


                                                  (GAAP)                  ADJUSTMENTS RELATING TO                    (NON-GAAP)
                                            ------------------     --------------------------------------      -------------------
                                            THREE MONTHS ENDED        MANAGEMENT         NON-CASH STOCK         THREE MONTHS ENDED
                                            SEPTEMBER 30, 2004      INCENTIVE PLAN     BASED COMPENSATION       SEPTEMBER 30, 2004
                                           --------------------   -----------------   -------------------       -------------------
Revenues                                              $ 11,936                                                             $ 11,936
Cost of Revenues (exclusive of
  depreciation                                           6,606                                    $ (145)                     6,461
shown below)
Selling, general and administrative                      2,306                                      (312)                     1,994
Depreciation and amortization                            1,049                                                                1,049
Management incentive plan                                4,786            $ (4,786)                                               -
Restructuring charges                                        -                                                                    -
                                           --------------------                                             ------------------------

Income (loss) from operations                           (2,811)                                                               2,432
                                           --------------------                                             ------------------------

Interest expense                                             -                                                                    -
Interest income                                            (24)                                                                 (24)
Other expense (income)                                      (1)                                                                  (1)
                                           --------------------                                             ------------------------

Income (loss) before provision from
  income taxes                                          (2,786)                                                               2,457

Provision/(benefit) for income taxes                       (56)                124                                               68
                                           ----------------------                                             ----------------------

Net income (loss)                                       (2,730)                                                             $ 2,389
                                           ======================                                             ======================

Basic (loss) earnings per share                        $ (1.28)                                                              $ 1.12
Diluted (loss) earnings per share                      $ (1.28)                                                              $ 0.18

Basic weighted average shares
  outstanding                                            2,136                                                                2,136
Diluted weighted average shares
  outstanding                                            2,136                                                               13,634

                      PEOPLESUPPORT, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)


                                                      (GAAP)            ADJUSTMENTS RELATING TO                    (NON-GAAP)
                                                -------------------------------------------------------     --------------------
                                               THREE MONTHS ENDED    MANAGEMENT         NON-CASH STOCK        THREE MONTHS ENDED
                                                  JUNE 30, 2003    INCENTIVE PLAN     BASED COMPENSATION         JUNE 30, 2003
                                               ------------------  ---------------    ------------------      ------------------
Revenues                                                   $ 7,320                                                        $ 7,320
Cost of Revenues (exclusive of depreciation                  3,105                                 $ (1)                    3,104
shown below)
Selling, general and administrative                          1,619                                   (1)                    1,618
Depreciation and amortization                                  857                                                            857
Management incentive plan                                        -                                                              -
Restructuring charges                                            -                                                              -
                                             ----------------------                                        -----------------------

Income from operations                                       1,739                                                          1,741
                                             ----------------------                                        -----------------------

Interest expense                                                 -                                                              -
Interest income                                                (18)                                                           (18)
Other expense (income)                                         (11)                                                           (11)
                                             ----------------------                                        -----------------------

Income before provision from income taxes                    1,768                                                          1,770

Provision for income taxes                                      49                                                             49
                                             ----------------------                                        -----------------------

Net income                                                 $ 1,719                                                        $ 1,721
                                             ======================                                        =======================

Basic earnings per share                                    $ 0.68                                                         $ 0.68
Diluted earnings per share                                  $ 0.14                                                         $ 0.14

Basic weighted average shares outstanding                    2,533                                                          2,533
Diluted weighted average shares outstanding                 12,339                                                         12,339



                                                      (GAAP)            ADJUSTMENTS RELATING TO                    (NON-GAAP)
                                                -----------------------------------------------------------------------------------
                                               THREE MONTHS ENDED    MANAGEMENT         NON-CASH STOCK        THREE MONTHS ENDED
                                                  JUNE 30, 2004    INCENTIVE PLAN     BASED COMPENSATION         JUNE 30, 2004
                                               ------------------  -------------      -----------------       ---------------------
Revenues                                                  $ 10,445                                                       $ 10,445
Cost of Revenues (exclusive of depreciation                  5,922                               $ (153)                    5,769
shown below)
Selling, general and administrative                          2,174                                 (316)                    1,858
Depreciation and amortization                                1,048                                                          1,048
Management incentive plan                                        -                                                              -
Restructuring charges                                          (22)                                                           (22)
                                             ----------------------                                        -----------------------

Income from operations                                       1,323                                                          1,792
                                             ----------------------                                        -----------------------

Interest expense                                                 -                                                              -
Interest income                                                (19)                                                           (19)
Other expense (income)                                           -                                                              -
                                             ----------------------                                        -----------------------

Income before provision from income taxes                    1,342                                                          1,811

Provision for income taxes                                      52                                                             52
                                             ----------------------                                        -----------------------

Net income                                                   1,290                                                        $ 1,759
                                             ======================                                        =======================

Basic earnings per share                                    $ 0.57                                                         $ 0.77
Diluted earnings per share                                  $ 0.09                                                         $ 0.13

Basic weighted average shares outstanding                    2,278                                                          2,278
Diluted weighted average shares outstanding                 13,819                                                         13,819

                      PEOPLESUPPORT, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)


                                                    (GAAP)               ADJUSTMENTS RELATING TO                    (NON-GAAP)
                                              -------------------   -----------------------------------         -------------------
                                               THREE MONTHS ENDED     MANAGEMENT         NON-CASH STOCK         THREE MONTHS ENDED
                                                  MARCH 31, 2003    INCENTIVE PLAN     BASED COMPENSATION         MARCH 31, 2003
                                              ------------------    --------------     ------------------       --------------------
Revenues                                                   $ 6,409                                                          $ 6,409
Cost of Revenues (exclusive of depreciation                  2,955                                                            2,955
shown below)
Selling, general and administrative                          1,391                                                            1,391
Depreciation and amortization                                  915                                                              915
Management incentive plan                                        -                                                                -
Restructuring charges                                            -                                                                -
                                             ----------------------                                         ------------------------

Income from operations                                       1,148                                                            1,148
                                             ----------------------                                         ------------------------

Interest expense                                                 2                                                                2
Interest income                                                (16)                                                             (16)
Other expense (income)                                           -                                                                -
                                             ----------------------                                         ------------------------

Income before provision from income taxes                    1,162                                                            1,162

Provision for income taxes                                      32                                                               32
                                             ----------------------                                         ------------------------

Net income                                                 $ 1,130                                                          $ 1,130
                                             ======================                                         ========================

Basic earnings per share                                    $ 0.45                                                           $ 0.45
Diluted earnings per share                                  $ 0.09                                                           $ 0.09

Basic weighted average shares outstanding                    2,533                                                            2,533
Diluted weighted average shares outstanding                 12,040                                                           12,040


                                                       (GAAP)            ADJUSTMENTS RELATING TO                   (NON-GAAP)
                                                -----------------   ----------------------------------          -------------------
                                               THREE MONTHS ENDED     MANAGEMENT         NON-CASH STOCK         THREE MONTHS ENDED
                                                  MARCH 31, 2004    INCENTIVE PLAN     BASED COMPENSATION         MARCH 31, 2004
                                               -------------------  --------------     ------------------       --------------------
Revenues                                                   $ 9,551                                                          $ 9,551
Cost of Revenues (exclusive of depreciation                  4,627                                $ (146)                     4,481
shown below)
Selling, general and administrative                          2,247                                  (295)                     1,952
Depreciation and amortization                                  796                                                              796
Management incentive plan                                        -                                                                -
Restructuring charges                                            -                                                                -
                                             ----------------------                                         ------------------------

Income (loss) from operations                                1,881                                                            2,322
                                             ----------------------                                         ------------------------

Interest expense                                                 -                                                                -
Interest income                                                (14)                                                             (14)
Other expense (income)                                           5                                                                5
                                             ----------------------                                         ------------------------

Income before provision from income taxes                    1,890                                                            2,331

Provision/(benefit) for income taxes                            51                                                               51
                                             ----------------------                                         ------------------------

Net income (loss)                                            1,839                                                          $ 2,280
                                             ======================                                         ========================

Basic (loss) earnings per share                             $ 0.71                                                           $ 0.89
Diluted (loss) earnings per share                           $ 0.13                                                           $ 0.16

Basic weighted average shares outstanding                    2,575                                                            2,575
Diluted weighted average shares outstanding                 14,180                                                           14,180